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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wareforce.com, Inc.:

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Form S-1 Registration Statement.

                                              /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
September 27, 1999